Exhibit 99.1
Global Cash Access Reports Third Quarter 2009 Results
•	Agreement in principle to settle Arizona licensing issue
•	Renews and extends Foxwoods and Mohegan Sun relationships
•	Settles USA Payments litigation and Electronic Fund Transfer Act class action
•	Cash EPS, $0.18 per share, up 6%
Las Vegas, NV — November 4, 2009 — Global Cash Access Holdings, Inc. (the “Company”) (NYSE:GCA) today announced financial results for the quarter ended September 30, 2009.
Fiscal Third Quarter 2009 Results
For the quarter ended September 30, 2009, revenues were $164.3 million, a decrease of 11% over the $185.1 million in revenues recorded in the same quarter last year. Operating income was $17.5 million, a decrease of 18% over the $21.3 million recognized in the prior year’s third quarter. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) (see Non-GAAP Financial Information below) was $21.7 million, a decrease of 17% compared to the same period in the prior year’s third quarter. Income from continuing operations in the third quarter of 2009 was $13.1 million, down 5% from the third quarter of 2008. Diluted earnings per share from continuing operations were $0.11 in the third quarter of 2009 (on 73.8 million diluted shares) as compared to $0.11 in the third quarter of 2008 (on 76.7 million diluted shares). Cash earnings per share from continuing operations (“Cash EPS”) (see Non-GAAP Financial Information below) were $0.18 in the third quarter of 2009, a 6% increase from the $0.17 reported in the prior year’s third quarter.
“Business conditions in the gaming industry clearly remain challenging. Given this environment, we continue to focus on managing costs and bringing key issues to resolution. We are very pleased to announce that we have reached an agreement in principle with the Arizona Department of Gaming that settles all of the Department’s concerns. Upon our completion of the settlement documents, the Department will be issuing a renewal of our certification, upon which, we believe, all licensing concerns in Arizona will be behind us. Also, during the quarter, we successfully resolved our dispute with USA Payments, we completed the migration of our platform to TSYS and we settled the Electronic Fund Transfer Act class action,” said Scott Betts, President and Chief Executive Officer of Global Cash Access.
“We are also very pleased to announce that we have renewed and extended both the Foxwoods and the Mohegan Sun relationships, two of our most important clients. We remain focused on our long-term business strategy despite some of the near-term revenue challenges we see across many geographies. GCA has always been at the forefront of cash access technology as proven by our patent portfolio and we are firmly committed to delivering the next generation of solutions to our clients. We believe our pipeline of proposed technology has the potential to drive unique efficiencies to gaming establishments and their patrons,” concluded Mr. Betts.
2009 Outlook
The Company continues to observe weakness in the markets it serves and believes this weakness will continue for the foreseeable future. The Company now believes that revenue will be between $677 and $681 million for the year ended December 31, 2009, somewhat above the $671 million reported in the prior year. Diluted earnings per share from continuing operations are expected to be between $0.43 and $0.45. Cash earnings per share are expected to be between $0.70 and $0.72. EBITDA is now expected to be between $88 and $90 million.

The foregoing expectations reflect the following assumptions:
•	Expense investments in product and processing platforms of between $2 and $4 million;
•	An effective tax rate for the full year of approximately 38%;
•	Cash outlays for capital expenditures of approximately $7 million; and
•	Fully diluted shares outstanding for the full year of approximately 75 million.
Investor Conference Call and Webcast
The Company will host an investor conference call to discuss its third quarter 2009 results today at 5:00 p.m. ET. The conference call can be accessed live over the phone by dialing (866) 730-5771 or for international callers (857) 350-1595; the conference ID is 99180477. A replay will be available one hour after the call and can be accessed by dialing (888) 286-8010 or (617) 801-6888 for international callers; the conference ID is 64976997. The call will be webcast live from the Company’s website at www.gcainc.com under the investor relations section.
Non-GAAP Financial Information
In order to enhance investor understanding of the underlying trends in our business and to provide for better comparability between periods in different years, the Company is providing EBITDA, adjusted EBITDA and Cash EPS on a supplemental basis. Reconciliations between GAAP measures and non-GAAP measures and between actual results and adjusted results are provided at the end of this press release. EBITDA, adjusted EBITDA and Cash EPS are not measures of financial performance under United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, they should not be considered a substitute for net income, operating income or other income or cash flow data prepared in accordance with GAAP.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “going forward,” “believes,” “intends,” “expects,” “forecasts,” “anticipate,” “plan,” “seek,” “estimate” and similar expressions also identify forward-looking statements. Forward-looking statements in this press release include, without limitation, (a) our belief that there will be no issues or concerns with any Arizona tribal gaming regulatory authority upon issuance of a renewal of our certification by the Arizona Department of Gaming; (b) our belief that our pipeline of proposed technology has the potential to drive unique efficiencies to gaming establishments and their customers; (c); our belief that the continued weakness in the markets we serve will continue for the foreseeable future; (d) our 2009 revenue, diluted earnings per share, cash earnings per share expectations and EBITDA and the assumptions upon which they are based; (e) our intention that our expense investment in platforms will be between $2 and $4 million; (f) our expectation that our effective tax rate for the full year 2009 will be approximately 38%; (g) our expectation that cash outlays for capital expenditures will be approximately $7 million; (h) our assumption that there will be approximately 75 million diluted shares issued; and (i) our belief that EBITDA, adjusted EBITDA, and Cash EPS are widely-referenced financial measures in the financial markets and our belief that references to the foregoing is helpful to investors.

Our beliefs, expectations, forecasts, objectives, anticipations, intentions and strategies regarding the future, including without limitation those concerning expected operating results, revenues and earnings are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by the forward-looking statements, including but not limited to: (a) unexpected events that may delay or prohibit a final settlement with the Arizona Department of Gaming or that may give rise to issues with any Arizona tribal gaming regulatory authority; (b) unexpected events that may delay or prohibit our proposed technology, including licensing and regulatory issues or unexpected changes in the market place,; (c) unexpected changes in the market and economic conditions; (d) reduced demand for or increased competition with our products and services that affects our 2009 revenue, diluted earnings per share, cash earnings per share and EBITDA; (e) unexpected events that may require us to incur additional expense investment in our platforms; (f) unexpected adjustments to average 30-day LIBOR or the amount of outstanding balances subject to 30-day LIBOR; (g) with respect to our expectation that our effective tax rate will be approximately 38% for the full year 2009 (i) incurrence of expenses that are not deductible for tax purposes, and (ii) the entry into business lines or foreign countries with tax structures different from the ones we are currently subject to; (h) unexpected events that may require capital expenditures to materially differ from those expected; and (i) unanticipated share issuances or redemptions, and (i) inaccuracies in our assumptions as to the financial measures that investors use or the manner in which such financial measures may be used by such investors.
The forward-looking statements in this press release are subject to additional risks and uncertainties set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our registration statement on Form S-1 (No. 333-133996), our Annual Report filed on Form 10-K (No. 001-32622) on March 13, 2009 and our quarterly reports on Form 10-Q, and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.
About Global Cash Access Holdings, Inc.
Las Vegas-based Global Cash Access, Inc. (“GCA”), a wholly owned subsidiary of Global Cash Access Holdings, Inc., is a leading provider of cash access products and related services to over 1,100 casinos and other gaming properties in the United States, Europe, Canada, the Caribbean, Central America and Asia. GCA’s products and services provide gaming patrons access to cash through a variety of methods, including ATM cash withdrawals, point-of-sale debit card transactions, credit card cash advances, check verification and warranty services, and Western Union money transfers. GCA also provides products and services that improve credit decision-making, automate cashier operations and enhance patron marketing activities for gaming establishments. With its proprietary database of gaming patron credit history and transaction data on millions of gaming patrons worldwide, GCA is recognized for successfully developing and deploying technological innovations that increase client profitability, operational efficiency and customer loyalty. More information is available at GCA’s Web site at www.gcainc.com.
CONTACT:
Don Duffy, ICR
203-682-8200
or
George Gresham
702-855-3005
IR@gcamail.com

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except par value)
(unaudited)

	September 30,	December 31,
	2009	2008
ASSETS

Cash and cash equivalents	$73,712	$77,148
Restricted cash and cash equivalents	369	388
Settlement receivables	4,241	51,604
Other receivables, net	17,621	16,759
Prepaid and other assets	11,145	11,867
Assets held for sale	—	1,540
Property, equipment and leasehold improvements, net	20,579	24,419
Goodwill, net	174,328	183,929
Other intangibles, net	29,757	34,982
Deferred income taxes, net	155,992	156,514

Total assets	$487,744	$559,150

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Settlement liabilities	$36,542	$79,150
Accounts payable	31,947	35,561
Accrued expenses	14,587	17,811
Borrowings	250,000	265,750

Total liabilities	333,076	398,272

COMMITMENTS AND CONTINGENCIES (NOTE 5)

Retained earnings
Common stock, $0.001 par value, 500,000 shares authorized and 84,184 and 82,961 shares issued at September 30, 2009 and December 31, 2008, respectively	83	83
Preferred stock, $0.001 par value, 50,000 shares authorized and 0 shares outstanding at September 30, 2009 and December 31, 2008, respectively	—	—
Additional paid in capital	180,943	172,119
Retained earnings	64,044	37,659
Accumulated other comprehensive income	2,039	1,243
Treasury stock, at cost, 12,632 and 6,017 shares at September 30, 2009 and December 31, 2008, respectively	(92,371)	(50,226)

Total Global Cash Access Holdings, Inc. stockholders’ equity	154,738	160,878
Minority interest	(70)	—

Total stockholders’ equity	154,668	160,878

Total liabilities and stockholders’ equity	$487,744	$559,150

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(amounts in thousands, except per share)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
REVENUES

Cash Advance	$69,741	$89,102	$225,899	$244,320
ATM	81,544	79,863	252,585	210,670
Check Services	9,464	12,962	30,791	31,479
Central Credit and other revenues	3,570	3,132	9,689	8,883

Total revenues	164,319	185,059	518,964	495,352

Cost of revenues (exclusive of depreciation and amortization)	(123,996)	(136,694)	(390,662)	(362,226)
Operating expenses	(18,595)	(22,229)	(58,722)	(61,681)
Amortization	(1,883)	(1,955)	(6,212)	(4,546)
Depreciation	(2,376)	(2,865)	(7,338)	(6,702)

OPERATING INCOME	17,469	21,316	56,030	60,197

INTEREST INCOME (EXPENSE), NET
Interest income	63	287	262	1,735
Interest expense	(4,463)	(7,814)	(13,886)	(23,034)

Total interest income (expense), net	(4,400)	(7,527)	(13,624)	(21,299)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	13,069	13,789	42,406	38,898

INCOME TAX PROVISION	(4,966)	(5,385)	(16,114)	(15,976)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	8,103	8,404	26,292	22,922

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	156	44	(4,006)

NET INCOME	8,103	8,560	26,336	18,916
PLUS: NET LOSS ATTRIBUTABLE TO MINORITY INTEREST	12	—	45	86

NET INCOME ATTRIBUTABLE TO GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES	8,115	8,560	26,381	19,002

Foreign currency translation gain (loss), net of tax	345	(346)	796	(407)

COMPREHENSIVE INCOME	$8,460	$8,214	$27,177	$18,595

Basic net income per share of common stock:
Continuing operations	$0.11	$0.11	$0.35	$0.30

Discontinued operations	$—	$—	$—	$(0.05)

Basic net income per share of common stock	$0.11	$0.11	$0.35	$0.25

Diluted net income per share of common stock:
Continuing operations	$0.11	$0.11	$0.34	$0.30

Discontinued operations	$—	$—	$—	$(0.05)

Diluted net income per share of common stock	$0.11	$0.11	$0.34	$0.25

Weighted average number of common shares outstanding:
Basic	72,182	76,723	75,692	76,801
Diluted	73,845	76,724	76,566	76,801

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$8,103	$8,513	$26,336	$18,867
Adjustments to reconcile net income to cash provided by operating activities:
Amortization of financing costs	243	243	729	729
Amortization of intangibles	1,884	1,859	6,296	4,546
Depreciation	2,376	2,863	7,338	6,702
Provision for bad debts	1,742	2,454	5,952	14,198
Loss on sale of or disposal of assets	—	—	26	—
Deferred income taxes	4,131	5,419	12,358	13,483
Stock-based compensation	2,164	2,354	6,203	6,690
Changes in operating assets and liabilities:
Settlement receivables	30,393	17,662	46,804	29,202
Other receivables, net	(3,024)	724	(2,254)	(9,234)
Prepaid and other assets	(1,019)	(936)	87	(926)
Settlement liabilities	(5,982)	(39,959)	(42,083)	(60,602)
Accounts payable	(2,755)	(799)	(4,011)	8,660
Accrued expenses	(3,600)	(8,288)	(4,955)	(7,258)

Net cash provided by operating activities	34,656	(7,891)	58,826	25,057

CASH FLOWS FROM INVESTING ACTIVITIES:
Certegy Gaming Acquisition, net of cash	—	—	—	(24,819)
Cash Systems, Inc. Acquisition, net of cash	—	(29,916)	—	(29,916)
Purchase of property, equipment and leasehold improvements and other intangibles	(1,751)	(2,697)	(5,297)	(7,536)
Other	250	(1)	(18)	994

Net cash used in investing activities	(1,501)	(32,614)	(5,315)	(61,277)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	—	37,000	—	121,000
Repayments under credit facilty	(250)	(36,250)	(15,750)	(88,480)
Proceeds from the exercise of stock options	2,428	—	2,621	—
Purchase of treasury stock	(5,868)	(62)	(42,028)	(9,462)

Net cash (used in) provided by financing activities	(3,690)	688	(55,157)	23,058

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	$230	$1,116	$(1,790)	$1,492

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	29,695	(38,701)	(3,436)	(11,670)

CASH AND CASH EQUIVALENTS — Beginning of period	44,017	98,094	77,148	71,063

CASH AND CASH EQUIVALENTS — End of period	$73,712	$59,393	$73,712	$59,393

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$7,528	$10,409	$16,889	$25,371

Cash paid for taxes, net of refunds	$765	$64	$3,670	$575

OTHER DATA:

	2009	2008	2009	2008
Aggregate dollar amount processed (in billions):
Cash advance	$1.4	$1.8	$4.5	$4.9
ATM	3.6	3.9	11.2	10.4
Check warranty	0.4	0.5	1.3	1.3

Number of transactions completed (in millions):
Cash advance	2.8	3.3	9.1	9.1
ATM	20.7	21.3	64.7	56.8
Check warranty	1.5	1.9	5.0	4.8

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation of Diluted Cash Earnings Per Share from
Continuing Operations to Diluted Earnings Per Share
from Continuing Operations, and Operating Income to EBITDA
(amounts in thousands)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Reconciliation of income from continuing operations to diluted cash earning

Income from continuing operations, net of tax	$8,103	$8,404	$26,292	$22,922
Plus: deferred tax amortization related to acquired goodwill	4,969	4,455	14,906	14,077

Cash earnings	$13,072	$12,859	$41,198	$36,999

Diluted cash earnings per share from continuing operations	$0.18	$0.17	$0.54	$0.48

Reconciliation of operating income to EBITDA
Operating income	$17,469	$21,316	$56,030	$60,197
Plus: amortization	1,883	1,955	6,212	4,546
depreciation	2,376	2,865	7,338	6,702

EBITDA	$21,728	$26,136	$69,580	$71,445

Weighted average number of common shares outstanding Diluted	73,845	76,724	76,566	76,801